Exhibit 99.2

THIRD QUARTER 2021 EARNINGS PRESENTAT I ON N o v ember 1 5 , 2 0 21

The statements contained in this presentation that are not purely historical are forward - looking statements and involve a number of risks and uncertainties. Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presentation in relation to Atlas has been provided by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A common stock on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (3) costs related to acquisitions; (4) changes in applicable laws or regulations; (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including as a result of COVID - 19; and (6) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Given these risks and uncertainties, you are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation . Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation . 2 FORWARD LOOKING STATEMENTS

AGENDA



Business Overview
L. Joe Boyer
Chief Executive Officer



Financial Overview & Outlook
Walter Powell
Chief Accounting Officer

3

Q3 2021 HIGHLIGHTS

Solid operating performance, major project cross-selling and robust pipeline propels the platform

- Gross revenues up **15.1%** YoY, driven by cross-selling, expanded services and contributions from M&A
- Net revenue[2] increased **15.0%** YoY, reflecting the continued increase of self-performance and cross-selling while reducing reliance on third party providers
- Adj. EBITDA[2] at **17.6%** of net revenues, in line with expectations, up **4.1%** over Q3 2020
- Adjusted net income[2] of $0.14 per share[3]
- Backlog up sequentially to a record **$757M**, excluding **$175M** of new awards pending contract execution


$138.7M
Gross Revenue
$19.8M
Adj. EBITDA[2]
$0.14
Adj. EPS[2,3]
$757M
Backlog

1. Organic growth is defined as total revenue growth less revenue acquired for the comparable pre-acquisition period.
2. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.
3. Period over period EPS comparison reflects differences in weighted average Class A share counts. At Q3 2020, Class A Share Count was 5,774,872; Current Class A Share Count 33,826,431.

4

STRONG TAILWINDS DRIVING GROWTH Addressing Sustainability Challenges as Infrastructure and Environmental Leader Infrastructure Renewal of assets overdue for improvement, replacement and connectivity to ensure safety and reliability Environmental & Climate Actions to sustain, remediate and strengthen natural and built assets against impacts Public Health & Security improvements for wellbeing and safety of community infrastructure and workplaces 5

GROWTH DRIVERS: WHERE WE ADD VALUE

Deeply Entrenched in the Challenges Facing Our Clients

Atlas Services Legend:

- Testing, Inspection & Certification (TIC)
- Environmental Solutions (ENV)
- Program, Construction & Quality Management (PCQM)
- Engineering & Design (E&D)

Clients' Critical ESG Focus Areas

	Air Quality	Ecosystems & Forest Protection	Emerging Contaminants	Energy Transition	Healthy Buildings	Low Carbon Economy	Materials Innovation	Multimodal Mobility	Risk, Quality & Safety	Smart Cities	Water Resources & Quality
Infrastructure Renewal of Assets	ENV			TIC ENV	TIC ENV E&D	TIC E&D	TIC E&D	TIC ENV PCQM E&D	TIC ENV PCQM E&D	TIC PCQM E&D	TIC ENV PCQM E&D
Environmental & Climate Actions	ENV	ENV	ENV PCQM E&D	ENV PCQM E&D	ENV PCQM	ENV PCQM	TIC ENV PCQM	TIC ENV PCQM E&D	TIC ENV PCQM E&D		TIC ENV PCQM
Public Health & Security	ENV PCQM	TIC ENV PCQM	ENV PCQM		ENV		TIC ENV PCQM	TIC ENV PCQM E&D	TIC ENV PCQM E&D	TIC ENV	TIC ENV PCQM

6

FEDERAL INFRASTRUCTURE BILL

Atlas is well-positioned to capitalize on the passed Federal Infrastructure Bill

$1.2T
Infrastructure Bill

***$550B* of New Spending in the Federal Infrastructure Bill Will Positively Impact Atlas Service Lines and End Markets**

• Highway/Bridge/Other Transportation	$110B
• Electrical Grid	$65B
• Passenger/Freight Rail	$66B
• Broadband Infrastructure	$65B
• Water Infrastructure	$55B
• Climate Resilience	$46B
• Transit	$39B
• Airports	$25B
• Port/Inland Waterways	$17B
• EV Charging Stations	$7.5B
• Other	$54B



Transportation Infrastructure
$257B

- Roads & Bridges
- Commuter and Freight Rail
- Airports, Ports and Harbors
- Underinvested Communities



Water & Utility Infrastructure
$239B

- Modernize Water Systems
- Climate Resilience
- Electrical Grid and Broadband Infrastructure

1. Technical services typically represent approximately 6-8% of infrastructure investment.

7

MAJOR MARQUEE AWARD

Newly Awarded Texas I-35 Northeast Central Expansion

- Atlas awarded $14.8M contract as part of the $1.5B Program awarded to Alamo NEX Construction JV team (Ferrovial & Webber)
- This key TXDOT project will develop, design, construct, and maintain the I-35 NEX from I-410 South to FM 1103 in Bexar, Guadalupe, and Comal counties to deliver improved connectivity and decongestion to a critical region of the state
- Atlas team is providing design quality assurance services, including design review of infrastructure assets to assure compliance with the design build contract and TxDOT codes and specifications

I-35 is a major transportation corridor for moving people and goods with portions of the highway among top 100 most congested roads. These improvements will address the demands of this high growth area by reducing congestion, improving safety and enhancing economic development.

- L. Joe Boyer

New I-35 Northeast Expansion Includes Elevated Managed Lanes Between The Existing Main Lanes and Frontage Roads, Additional Connector Bridges as well as Many Other Highway Improvements


1604
35
35
1604

8

OUR TECHNICAL EXPERTISE

Deep Expertise and Technology Applications Strengthens Our Infrastructure and Environmental Solutions

An Atlas designed leachability and geotechnical testing/modeling program enabled the reuse of 60,000 cubic yards of concrete debris into the newly renovated UW Stadium while reducing construction disposal waste and enhancing protection of nearby wetlands and groundwater quality.



Atlas' innovative design approach on 33 bridges and a major river crossing enhanced mobility for all travelers and freight using I-16/75 interchange while reducing impact to a sensitive environmental waterway.



Atlas engineered resilient solutions with extensive geotechnical technologies including shape acceleration array, vibrating wire piezometers, and specialized monitoring equipment to develop an early warning system to coastal bluff erosion for the City of San Diego's critical water infrastructure.



9

BACKLOG & KEY WINS

Record backlog fueled by cross-selling momentum

Record Backlog

....plus, an additional <u>$175M</u> of new awards pending contract execution ....

Q3 2021
$757M

2017
$502M



Q3 Key Wins	Value	End Market	Service
Caltrans Quality Assurance/Verification Contract	$18M	Public - Transportation	PCQM
FHWA - US Central Federal Lands Highway Division CEI	$18M	Public - Transportation	PCQM
TXDOT, Odessa District CEI	$8M	Public - Transportation	PCQM
TXDOT Grand Parkway SH99 Owner Verification Contract	$4.6M	Public – Transportation	PCQM
TXDOT San Antonio District	$3M	Public - Transportation	TIC
Vermont DEC PCB On Call Contract and Hazardous Site Assessment Contract	$1M	Public – Government	ENV
Carter Machinery, Site Remediation	$800K	Private - Commercial	ENV

10

( Do ll a rs i n M i lli ons) 1. Adjusted EBITDA, Net Revenue, Adjusted Net Income, and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. Period over period EPS comparison reflects differences in weighted average Class A share counts. At Q3 2020, Class A Share Count was 5,774,872; Current Class A Share Count 33,826,431. 2. 3. Q3 20 2 1 Q3 2 0 2 0 YoY C h a n g e Gr oss R eve n ue $138.7 $120.5 15.1% N e t Re v e n u e 1 $112.5 $97.9 15.0% Ad j . EB I T D A 1 $19.8 $19.0 4.1% Ad j . EB I T D A M argi n 2 17.6% 19.4% (1.8%) Ad j . E PS 3 $0.14 $0.18 N/A Q3 2 0 2 1 R e ve n ue growth of 15% THIRD QUARTER FINAN C IAL HIGHLIGHTS 11 Resilient business model continues delivering strong results

BALANCE SHEET AND LEVERAGE

Executing on previously communicated capital structure optimization efforts

<3.0x
NET LEVERAGE[1] TARGET

ORGANIC GROWTH

Mid single digit organic growth in 2021E

CASH GENERATION

Positive cash flow from operations YTD (after funding growth), expect strong Q4 cash generation

DELEVERAGING M&A

Accretive deals funded with mix of cash and stock

1 Net leverage calculated as (debt – cash) / LTM Covenant Adj. EBITDA including predecessor period of acquisitions.

12

FULL YEAR 2021 OUTLOOK & PRELIMINARY 2022

Outlook affirmed with tailwinds and momentum going into 2022

Reiterated Full Year FY 2021 Guidance

$530M - $540M
GROSS REVENUE

$73M - $80M
ADJ. EBITDA[1]

- Outlook reflects solid YTD 2021 results and current visibility on timing of work and resources (monitoring pandemic and resource related constraints)
- Anticipate 2021 revenue growth of **13-14%,** and 2021 Adjusted EBITDA in a range of **$73M to $80M**, with Adjusted EBITDA likely towards the lower end of the range
- Record **$757M** backlog, new major project wins and **$175M** of awarded contracts pending execution to fuel earnings and cash generating power in 2022 and beyond
- Infrastructure and environmental end markets are strong and expanding, fueling expected new growth as we enter 2022
- **Preliminary 2022 Adjusted EBITDA** expected to grow in the **low-to-mid teen percent range**

1. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.
2. Net leverage calculated as (debt – cash) / LTM Covenant Adj. EBITDA including predecessor period of acquisitions.

13

Positioned well to deliver infrastructure and environmental expertise and solutions as end markets expand. Growth expected to accelerate in 2022. Federal Infrastructure bill and client ESG commitments will provide additional tailwinds into late 2022, 2023 and beyond Executing on accretive and deleveraging M&A, integration efforts, cross - selling initiatives and key project wins Positioned to reduce net leverage by a full turn in 2022 and progress towards our goal of < 3 . 0 x net leverage longer term Strong quarter for Atlas with solid operating per for m a n c e and bu s in ess mo m e nt u m SUMMARY 14

APPENDIX 15

RECO N CI L IATION TO GAAP Net Inc om e to Adj. EBIT D A and LTM Revenue R e c o n c ili at i o n R e v e nu e s L T M Q 1 2 0 2 1 G r o s s R e v e nu e s Reimburseable Expenses Net Revenues Y e a r e n d e d De c e m b e r 3 1 , 2 0 2 0 $ 468,217 $ (86,811) $ 381,406 Less: Nine - months ended September 30, 2020 (342,503) (62,550) (279,953) Plus: Nine - months ended October 1, 2021 393,550 (73,123) 320,427 L T M Q 3 2 0 2 1 $ 519,264 $ (97,384) $ 421,880 Fo r t h e y ea r en d e d December 31, R e c o n c ili a t i o n N e t I n c o m e t o A d j u s t e d E B I T D A Fo r t h e n i ne - m o n t h s en d e d , O cto ber 1, 2021 September 30, 2020 2 0 2 0 L T M Q 3 2 0 2 1 Net (loss) income $ (14,980) $ (23,897) $ (27,062) $ (18,145) Interest 44,050 18,349 24,673 50,374 Taxes 641 - 133 774 Depreciation and amortization 16,471 15,470 26,057 27,058 EBITDA $ 46,182 $ 9,922 $ 23,801 $ 60,061 E B I T D A f o r a c q ui r e d b u s in e s s prior to acquisition date - 800 800 - Other non - recurring expenses 7,060 22,395 26,731 11,396 Non - cash change in fair value of contingent consideration 2,823 - Non - cash equity compensation 3,547 10,995 11,400 3,952 Adjusted EBITDA $ 59,612 $ 44,112 $ 62,732 $ 75,409 A d j . E B I T D A % o f N e t R e v enue s L T M Q 3 2 0 2 1 1 7 . 9% 16

RECO N CI L IATION TO GAAP Net Inc om e & EPS to Adj. Net I n c om e and Adj. EPS F o r t h e q ua r t e r en d e d O cto ber 1, 2021 September 30, 2020 (Unaudited) Net loss attributable to Class A common stockholders $ (2,293) $ (937) Amortization of intangible assets 3,829 722 Write - off of deferred financing costs - - Acquisition costs and other non - recurring charges 3,058 1,234 Fair value adjustment for contingent consideration I n c o m e t a x e x p e n s e - - - - Adjusted net income attributable to Class A common stockholders $ 4,594 $ 1,019 F o r t h e q ua r t e r en d e d O cto ber 1, 2021 September 30, 2020 (Unaudited) Net loss attributable to Class A common stockholders per share $ (0.07) $ (0.16) Amortization of intangible assets 0.11 0.13 Write - off of deferred financing costs - - Acquisition costs and other non - recurring charges 0.09 0.21 Fair value adjustment for contingent consideration I n c o m e t a x e x p e n s e - - - - Adjusted EPS 0 . 1 4 $ 0 . 1 8 $ Weighted averag of shares outstanding Class A common shares (basic and diluted): 33 , 82 6 5 , 7 6 7 17